COLUMBIA FUNDS INSTITUTIONAL TRUST

CMG LARGE CAP GROWTH FUND

(THE “FUND”)

SUPPLEMENT TO THE PROSPECTUSES DATED DECEMBER 1, 2006

Effective October 2007, John Wilson was named Head of the Large Cap Growth Team for Columbia Management.

References to Mr. Wilson’s managerial responsibilities with respect to the Fund, as cited within the section of the prospectus entitled “Management: Management Fees and Portfolio Managers,” are hereby amended to indicate that Mr. Wilson is lead manager of the Fund.

INT-47/136929-1007	October 31, 2007